GCAT 2022-INV3 Trust ABS-15G

Exhibit 99.18

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Blue River Mortgage III, LLC. The review included a total of 880 newly originated residential mortgage loans, in connection with the securitization identified as GCAT 2022-INV3 (the “Securitization”). The Review was conducted from May 2021 to July 2022 on mortgage loans originated between March 2019 and June 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation product was not required when the CU score provided was 2.5 or below. In the event the CU score was equal to or greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (880 loans in total):

Five (5) loans had a Secondary Appraisal, two hundred and thirty-one (231) loans had a AVM, and one hundred and five (105) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed, twenty-two (22) loans in total.

Zero (0) loans had a Field Review or BPO, one (1) loan had a Full Appraisal Review, and two (2) loans had an Exterior Only Appraisal Review all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 880 mortgage loans reviewed, six hundred and thirty-nine (639) unique mortgage loans (72.61% by loan count) had a total of one thousand seven hundred and nineteen (1719) different tape discrepancies across twenty-two (22) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Maturity Date	530	30.83%
Origination Date	431	25.07%
Closing Date	416	24.20%
Property Type	76	4.42%
Channel	46	2.68%
Original Collateral Value	41	2.39%
Original Collateral Value Date	31	1.80%
UW FICO Utilized	30	1.75%
Original CLTV	25	1.45%
Escrow Indicator	23	1.34%
Original LTV	19	1.11%
Loan Purpose	13	0.76%
First Payment Date of Loan	11	0.64%
Sales Price	9	0.52%
Property City	5	0.29%
CoBorrower First Name	3	0.17%
Borrower Last Name	2	0.12%
Borrower First Name	2	0.12%
Property Address	2	0.12%
Orig note rate	2	0.12%
Property Zip	1	0.06%
Number Units	1	0.06%
Grand Total	1719	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	830	$249,463,501.00	94.32%
Event Grade B	50	$15,383,604.00	5.68%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	880	$264,847,105.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	870	98.86%
Event Grade B	10	1.14%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	880	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	860	97.73%
Event Grade B	20	2.27%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	880	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	860	97.73%
Event Grade B	20	2.27%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	880	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	HMDA Data Tape Not Provided	487
		Property is located in a FEMA disaster area	175
		DTI Exceeds AUS Maximum Allowable	100
		Borrower Liabilities Verification Indicator is Partial	90
		Borrower Income Verification does not match Approval	82
		HMDA Discrepancy(s) Noted	62
		Asset Documents are Incomplete	38
		Borrower Employment Verification does not meet guidelines	37
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	36
		Hazard Insurance Coverage is Not Sufficient	28
		Fraud Report Shows Uncleared Alerts	26
		No Credit Findings	22
		Servicing Comments are Missing	20
		Insufficient cash to close.	19
		CoBorrower Employment Verification does not meet guidelines	18
		AUS is Partial	18
		CoBorrower Income Verification does not match Approval	15
		Hazard Insurance Indicator is Partial	15
		HAZARD INSURANCE CERTIFICATE MISSING	13
		Hazard Insurance Effective Date is after the Note Date	11
		Housing history does not meet guidelines	11
		Borrower 2 Income Verification is less than 12 months	9
		Borrower residency documentation not provided or issue with documentation	8
		Borrower Employment Verification Level is missing	8
		Transmittal Summary is Missing	7
		Co-Borrower residency documentation not provided or issue with documentation	6
		Borrower Credit Report Indicator is Partial	6
		Borrower Income Verification is less than 12 months	6
		Title Policy is Missing	6
		Appraisal date is greater than 120 days from Origination date.	6
		Final Loan Application is Partial	6
		LTV Exceeds AUS Maximum Allowable	5
		CLTV Exceeds the AUS Maximum Allowable	5
		Flood Certificate is Missing	5
		Fully Executed Purchase Contract is Partial	4
		Profit and Loss Does Not Meet Guidelines	4
		Borrower Asset Verification is Missing	4
		Borrower Liabilities Verificiation Indicator is Missing	4
		Fully Executed Purchase Contract is Missing	4
		Final Loan Application is Missing	4
		CoBorrower Employment Verification Level is Missing	3
		CoBorrower Income Verification is Missing	3
		Initial Loan Application is Missing	3
		Fraud Report Missing	3
		Transmittal Summary is Partial	3
		Unresolved derogatory credit	3
		CoBorrower Liabilities Verified Indicator is Partial	3
		Title Policty is Partial	2
		Number of Mortgage Properties Exceeds Max Allowable Per Guidelines	2
		Borrower Credit Report is Missing	2
		CoBorrower Credit Report is Missing	2
		Condo Approval Missing	2
		AUS is Missing	2
		Intent to Proceed is not Executed	2
		Note Document Indicator is Missing	2
		Trust Documentation Missing or Incomplete	1
		Final Loan Application is Not Executed	1
		Power of Attorney Documentation Missing	1
		Borrower Employment Verification is Unavailable	1
		Servicing Comments list impact to the borrowers related to COVID-19.	1
		Fraud Report is Only Partially Available	1
		Title Policy is Partial	1
		Borrower Employment Verification is Unknown	1
		Flood Insurance Policy is Missing	1
		FICO is less than the AUS Minimum Required	1
		Borrower Income Verification Level is Missing	1
		Borrower Three Employment Verification Level is Missing	1
		Signed 4506t is missing	1
		Note is not executed by all borrowers	1
		Executed HELOC closure letter not provided.	1
		Initial Credit Application is Partial	1
		All Interested Parties Not Checked against Exclusionary Lists	1
		OFAC Check was not completed/Cleared.	1
		Borrower Transcripts are missing	1
		Note Document Indicator is Partial	1
		Balance Sheet Does Not Meet Guidelines	1
		Flood Certificate is Partial	1
		Total Credit Grade (A) Exceptions:	1489
	B	DTI Exceeds AUS Maximum Allowable	5
		Hazard Insurance Effective Date is after the Note Date	4
		Title Policy is Partial	1
		Total Credit Grade (B) Exceptions:	10
Compliance	A	ATR/QM Status is Pending	106
		No Compliance Findings	41
		Charges That Cannot Increase Test	29
		Consummation or Reimbursement Date Validation Test	25
		Reimbursement Amount Test	22
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	12
		Intent to Proceed is Missing	11
		Charges That In Total Cannot Increase More Than 10% Test	10
		Initial Closing Disclosure Delivery Date Test	8
		Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	7
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	6
		Evidence of Rate Lock Not Provided	6
		Lender Credits That Cannot Decrease Test	5
		TRID Total of Payments Test	5
		Security Instrument Indicator is Partial	4
		TRID Post-Consummation Reason for Redisclosure Validation Test	4
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	3
		Security Instrument Indicator is Missing	3
		Initial Loan Estimate Delivery Date Test (from application)	3
		Initial Loan Estimate Delivery Date Finding (prior to consummation)	3
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	3
		eSigned Documents Consent is Missing	2
		Regulation § 1026.43(c)(2)(ii) failure - The borrower(s) current employment status was not verified.	2
		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	2
		Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	2
		Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	2
		Lender NMLS Status is Not Active	2
		Regulation § 1026.43(c)(2)(i) failure - The borrower(s) reasonably expected income or assets was not properly considered.	2
		Regulation § 1026.43(c)(2)(iv) failure - Simultaneous loan payment was not calculated based on the periodic payment required under the terms of the plan and the amount of credit to be drawn at or before consummation of the covered transaction	2
		TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	1
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		Loan Estimate is Not Executed	1
		Prohibited Fees Test	1
		Mortgage Loan Finding	1
		TRID "Section G. Initial Escrow Payment At Closing" Validation Test	1
		Reimbursement Amount Validation Test	1
		Higher-Priced Mortgage Loan Full Appraisal Not Provided (12 CFR 1026.35(c)(3))	1
		Initial Loan Estimate Delivery Date Test (prior to consummation)	1
		The file does not contain a complete copy of the Loan Estimate. Unable to fully test for TRID tolerance.	1
		Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1
		TILA Right of Rescission Test	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		TRID "Section C. Services You Can Shop For / Services Borrower Did Shop For" Validation Test	1
		Originator NMLS is Not Active	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		Originator NMLS Status is Not Found	1
		TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	1
		Per Diem Interest Amount Test	1
		Lender did not provide ATR/QM Status Determination	1
		Subprime Loan	1
		Federal Undiscounted Rate Validation Test	1
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
		Total Compliance Grade (A) Exceptions:	356
	B	Charges That Cannot Increase Test	8
		Reimbursement Amount Test	8
		Consummation or Reimbursement Date Validation Test	7
		Charges That In Total Cannot Increase More Than 10% Test	4
		Reimbursement Date Test	3
		Settlement Cost Booklet was provided more than 3 days from the Originator Application Date	2
		Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	2
		Interest Rate Test	2
		Initial Loan Estimate Delivery Date Test (from application)	2
		eSigned Documents Consent is Missing	1
		TRID Consummation Date and Closing / Settlement Date Validation Test	1
		TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	1
		TRID Total of Payments Test	1
		TRID Post-Consummation Reason for Redisclosure Validation Test	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Intent to Proceed is Missing	1
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Total Compliance Grade (B) Exceptions:	46
Property	A	Third Party Valuation Product not Provided	263
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	125
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	58
		Origination Appraisal is Missing	42
		Third Party AVM to appraised value exceeds 10% allowable variance	39
		Third party AVM Confidence Score is less than 80%	19
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	14
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	12
		No Property Findings	8
		Origination Appraisal is Partial	7
		Is Completion Certificate in file is No	3
		Informational Only - Property Inspection Waiver used at origination	2
		Third Party Second Field Review variance to appraised value exceeds 10%	1
		Third Party Desk Review variance to appraised value exceeds 10%	2
		Title Issues Present	1
		Appraiser's License was Inactive at time of origination	1
		Third Party Field Review variance to appraised value exceeds 10%.	1
		Total Property Grade (A) Exceptions:	598
	B	Informational Only - Property Inspection Waiver used at origination	20

		Total Property Grade (B) Exceptions:	20

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.